UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 9, 2007

ABLEAUCTIONS.COM, INC.

(Exact name of Registrant as specified in charter)

Florida     000-28179   59-3404233

(State or other jurisdiction             (Commission File Number)  (IRS Employer

of incorporation)        Identification Number)

Suite 2000 - 1963 Lougheed Highway

Coquitlam, British Columbia Canada

(Address of principal executive offices)

Registrant’s telephone number, including area code:  604-521-3369

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[  ] Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 1.01.

Entry into a Material Definitive Agreement.

The following discussion provides only a brief description of the documents described below.  The discussion is qualified in its entirety by the full text of the agreements.

On April 9, 2007 Abdul Ladha, our Chief Executive Officer, President, Chief Financial Officer and a director, entered into a Securities Purchase Agreement with us pursuant to which he purchased units consisting of one share of our common stock, $0.001 par value, and a warrant to purchase three shares of our common stock.  The purchase price was $0.20 per unit, the last sale price of our common stock on Thursday, April 5, 2007, the last trading day prior to the purchase.  Mr. Ladha purchased a total of 2,941,175 units, representing 2,941,175 shares of common stock and warrants to purchase an additional 8,823,525 shares.  The total purchase price for the investment was $588,000.

The warrants have an exercise price of $0.20, a term of 10 years and will expire, if not exercised, on April 9, 2017.

Item 3.02.

Unregistered Sales of Equity Securities.

Please see the description included in Item 1.01 above.  We relied on Section 4(2) of the Securities Act of 1933 to make this offering inasmuch as Mr. Ladha, an affiliate, is the only purchaser of the securities.

Item 9.01.

Financial Statements and Exhibits.

Exhibit 10.1

Securities Purchase Agreement dated April 9, 2007

Exhibit 10.2

Warrant Agreement dated April 9, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABLEAUCTIONS.COM, INC.

/s/ Abdul Ladha
Abdul Ladha, Chief Executive Officer
Dated: April 10, 2007

Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT is made as of the 9th day of April 2007 by and between Ableauctions.com, Inc., a Florida corporation (the “Company”) and Abdul Ladha, an individual (the “Investor”).

WHEREAS, the Investor has indicated a desire to purchase shares of the Company’s common stock, par value $0.001 per share, (“Common Stock”) pursuant to the terms of this Agreement.

WHEREAS, the Company has indicated a desire to sell the Newly Issued Shares (as defined in Section 1.1 below) to the Investor on the terms set forth herein.

WHEREAS, the Company and the Investor have agreed that this Agreement shall constitute the entire understanding and agreement among the parties with regard to the subject matter hereof.

THEREFORE the Company and the Investor (collectively sometimes referred to as the Parties) agree as follows:

1.

PURCHASE AND SALE OF SECURITIES.

1.1.

SALE AND ISSUANCE OF SECURITIES.  Subject to the terms and conditions of this Agreement, the Company agrees to sell to the Investor and the Investor agrees to purchase from the Company a total of 2,941,175 Shares (the “Newly Issued Shares”) for an aggregate purchase price of $588,000, or $0.20 per share, in cash.  Subject to the terms and conditions of this Agreement, the Company also agrees to issue to the Investor a warrant for the purchase of 8,823,525 shares the Company’s Common Stock at a purchase price of $0.20 per share (the “Warrant”).  The Warrant shall have a term of 10 years from the date of issuance.  The Warrant shall be in substantially the form attached to this Agreement as Exhibit A.  The purchase price for the Newly Issued Shares, the exercise price for the Warrant, the number of Newly Issued Shares to be purchased hereunder and the number of shares of Common Stock obtainable upon exercise of the Warrant shall be subject to adjustment if the Company (i) at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, in which case the purchase price for the Newly Issued Shares and the exercise price for the Warrant in effect immediately prior to such subdivision shall be proportionately reduced and the number of Newly Issued Shares to be purchased hereunder and the number of shares of Common Stock obtainable upon exercise of the Warrant shall be proportionately increased or (ii) if the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the purchase price for the Newly Issued Shares and the exercise price for the Warrant in effect immediately prior to such combination shall be proportionately increased and the number of Newly Issued Shares to be purchased hereunder and the number of shares of Common Stock obtainable upon exercise of the Warrant shall be proportionately decreased.

1.2.

THE CLOSING.  The closing of the purchase and sale of the Newly Issued Shares and the Warrant (the “Closing”) shall be held as soon as practicable, but in no event more than 5 days following satisfaction or waiver of the closing conditions set forth in Section 5 hereof, or such later date as the Investor and the Company may agree upon (the “Closing Date”).

2.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The Company hereby represents and warrants to the Investor as of the date hereof and as of the Closing Date that:

2.1.

ORGANIZATION, GOOD STANDING, POWER AND RIGHTS TO ISSUE STOCK.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has all requisite corporate power and authority to carry on its business as now conducted and as presently proposed to be conducted.  The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.  The Company is not in violation of any of the provisions of its Articles of Incorporation or Bylaws.

2.2.

CAPITALIZATION. The authorized capital stock of the Company as of the date hereof consists of:

(a)

100,000,000 shares of Common Stock, 62,048,600 shares of which are issued and outstanding.  All of the outstanding shares of Common Stock have been duly authorized, fully paid and are nonassessable.

(b)

The Company has reserved 2,138,631 shares of Common Stock for issuance to officers, directors, employees and consultants of the Company pursuant to its various equity incentive plans duly adopted by the Board of Directors and approved by the Company’s shareholders.  The Company has also reserved 2,104,615 shares of Common Stock for issuance pursuant to warrant agreements, of which 995,384 shares are currently outstanding.

(c)

Other than set forth above, there are no options, warrants, conversion privileges or other rights presently outstanding to purchase or otherwise acquire any authorized but unissued shares of capital stock or other securities of the Company.  With respect to the Company’s securities, the Company is not a party or subject to any agreement or understanding and, to the best of the Company’s knowledge, there is no agreement or understanding between any person and/or entities that affects or relates to the voting or giving of written consents.

2.3.

AUTHORIZATION.  All corporate action on the part of the Company, its officers and directors necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder, and the authorization, issuance, sale and delivery of the Newly Issued Shares and the Warrant, have been duly authorized by the Board of Directors of the Company and no other corporate proceedings on the part of the Company, other than approval of a listing of additional shares application by the American Stock Exchange (the “AMEX Application”), is necessary or advisable to authorize this Agreement and the transactions contemplated hereby.  This Agreement constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and by general principles of equity.  Other than approval of the AMEX Application, no consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality is required by or with respect to the Company or any of its subsidiaries in connection with the execution and delivery of this Agreement, or the consummation of the transactions contemplated hereby, except for such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable state securities laws and the securities laws of any foreign country and such other consents, authorizations, filings, approvals and registrations which, if not obtained or made, would not have a material adverse effect on the Company and would not prevent, or materially alter or delay any of the transactions contemplated by this Agreement.

2.4.

VALID ISSUANCE OF SHARES.  The Newly Issued Shares and the Common Stock obtained upon exercise of the Warrant, when issued, sold and delivered in accordance with the terms hereof and thereof for the consideration expressed herein and therein, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.  Subject to the truth and accuracy of the Investor’s representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Newly Issued Shares and the Common Stock underlying the Warrant as contemplated by this Agreement and the Warrant are exempt from the qualification and/or registration requirements of any applicable state and federal securities laws, including without limitation, the registration requirements of the Securities Act of 1933, as amended (the “Act”).

2.5.

COMPLIANCE WITH OTHER DOCUMENTS.  The execution and delivery of this Agreement, consummation of the transactions contemplated hereby, and compliance with the terms and provisions hereof will not conflict with or result in a breach of the terms and conditions of, or constitute a default under the Company’s Articles of Incorporation or Bylaws or of any contract or agreement to which the Company is now a party, except where such conflict, breach or default of any such contract or agreement, either individually or in the aggregate, would not have a material adverse effect on the Company’s business, financial condition or results of operations and would not prevent, or materially alter or delay any of the transactions contemplated by this Agreement.

2.6.

BROKER’S OR FINDERS’ FEE.  The Company has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders’ fees or agents’ commissions or investment bankers’ fees or any similar charges in connection with the transaction contemplated by this Agreement.

3.

REPRESENTATIONS AND WARRANTIES OF THE INVESTOR.  The Investor hereby represents and warrants that:

3.1.

AFFILIATE STATUS.  The Investor is the Chief Executive Officer, Chief Financial Officer, President and a director of the Company.

3.2.

ENFORCEABILITY.  This Agreement constitutes the valid and legally binding obligation of the Investor, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and by general principles of equity.

3.3.

INVESTIGATION.  Due to his status as an affiliate of the Company, the Investor acknowledges that he has material inside information relating to the Company and its business and that he has all of the information that he considers necessary for the purpose of purchasing the Newly Issued Shares, including the information included in the Company’s filings with the Securities and Exchange Commission and the exhibits thereto.

3.4.

ACCREDITED INVESTOR.  The Investor is an “Accredited Investor” as such term is defined in Regulation D adopted by the Securities and Exchange Commission.

3.5.

PURCHASE ENTIRELY FOR OWN ACCOUNT.  This Agreement is made with the Investor in reliance upon the Investor’s representation to the Company, which by the Investor’s execution of this Agreement the Investor hereby confirms, that the Newly Issued Shares and the Warrant will be acquired for investment for the Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof other than in conformity with the Act and the rules and regulations promulgated thereunder, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same, other than a transfer to a nominee holder or a majority-owned affiliate.

3.6.

RESTRICTED SECURITIES.  The Investor understands that the Newly Issued Shares he is purchasing, along with the Warrant and the Common Stock underlying the Warrant, are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances.  In this connection, the Investor represents that he is familiar with Rule 144 promulgated by the Securities and Exchange Commission, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

3.7.

AUTHORIZATIONS.  All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required to be obtained by the Investor in connection with the lawful issuance and sale of the Newly Issued Shares and the Warrant pursuant to this Agreement have been duly obtained and shall be effective on and as of the Closing.

3.8.

BROKER’S OR FINDERS’ FEE.  The Investor has not incurred, nor will he incur, directly or indirectly, any liability for brokerage or finders’ fees or agents’ commissions or investment bankers’ fees or any similar charges in connection with the transaction contemplated by this Agreement.

3.9.

LEGENDS.  It is understood that the certificates evidencing the Newly Issued Shares, the Warrant and the Common Stock underlying the Warrant may bear a legend in substantially the following form:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.”

3.10

USA PATRIOT ACT REPRESENTATIONS.

(a)

The Investor represents and warrants that the proposed investment in the Newly Issued Shares that is being made on his own behalf does not directly or indirectly contravene United States federal, state, local or international laws or regulations applicable to the Investor, including anti-money laundering laws (a “Prohibited Investment”).

(b)

Federal regulations and Executive Orders administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals.  The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <www.treas.gov/ofac>.  The Investor hereby represents and warrants that the Investor is not a country, territory, person or entity named on an OFAC list, nor is the Investor an entity with whom dealings are prohibited under any OFAC regulations.

(c)

The Investor agrees promptly to notify the Company should the Investor become aware of any change in the information set forth in this Section 3.10.  The Investor is advised that, by law, the Company may be obligated to “freeze the account” of the Investor, either by prohibiting additional capital contributions, declining any withdrawal requests and/or segregating the assets in the Investor’s account in compliance with governmental regulations, and the Company may also be required to report such action and to disclose the Investor’s identity to OFAC or other government agencies.

(d)

The Investor agrees to indemnify and hold harmless the Company, its affiliates, their respective directors, officers, members, managers, partners, shareholders, employees, agents and representatives (each, an “Indemnitee”) from and against any and all losses, liabilities, damages, penalties, costs, fees and expenses (including legal fees and disbursements) which may result, directly or indirectly, from the Investor’s misrepresentations or misstatements contained herein or breaches hereof.

(e)

The Investor understands and agrees that, notwithstanding anything to the contrary contained in any document (including any ancillary agreements) if, following the Investor’s investment in the Newly Issued Shares, it is discovered that the investment is or has become a Prohibited Investment, such investment may immediately be redeemed by the Company or otherwise be subject to the remedies required by law, and the Investor shall have no claim against any Indemnitee for any form of damages as a result of such forced redemption or other action.

(f)

Upon the written request from the Company, the Investor agrees to provide all information to the Company to enable the Company to comply with all applicable anti-money laundering statutes, rules, regulations and policies.  The Investor understands and agrees that the Company may release confidential information about the Investor to any person if the Company, in its sole discretion, determines that such disclosure is necessary to comply with applicable statutes, rules, regulations and policies.

4.

COVENANTS.

4.1

NEGATIVE COVENANTS. The Company agrees that, prior to the Closing Date:

(a)

No dividend shall be declared or paid or other distribution (whether in cash, stock, property or any combination thereof) or payment declared or made in respect of the Company’s Common Stock, nor shall the Company purchase, acquire or redeem or split, combine or reclassify any shares of its capital stock.

(b)

With the exception of the exercise of warrants or options outstanding on the date of this Agreement, no change shall be made in the number of authorized or issued shares of Common Stock of the Company; nor shall any option, warrant, call, right, commitment or agreement (other than this Agreement) of any character be granted or made by the Company relating to its authorized or issued Common Stock; nor shall the Company issue, grant or sell any securities or obligations convertible into or exchangeable for Common Stock; provided, however, that the Company shall be entitled to comply with the terms of the anti-dilution provisions included in the Common Stock Purchase Warrants issued on September 18, 2003 and on January 6, 2004 in connection with private offerings of the Company’s Common Stock and warrants to purchase the Company’s Common Stock pursuant to which proceeds in the amount of $1,050,000 and $3,000,000, respectively, were raised.

(c)

The Company will not take, agree to take, or knowingly permit to be taken any action, nor do or knowingly permit to be done anything in the conduct of the business of the Company or otherwise, which would be contrary to or in breach of any of the terms or provisions of this Agreement, or which would cause any of the Company’s representations and warranties contained herein to be or become untrue in any material respect at the Closing Date.

(d)

There shall be no requirement that the purchase and sale of the Newly Issued Shares and the Warrant be approved by the Company’s shareholders.

4.2

AFFIRMATIVE COVENANTS. The Company agrees that, prior to the Closing Date:

(a)

The Company shall use its best efforts to take all action and to do all things necessary, proper or advisable in order to consummate and make effective the transactions contemplated by this Agreement.

(b)

The Company shall give prompt written notice to the Investor of any development causing a breach of any of its representations, warranties and covenants herein contained.  Upon receipt of such notice, the Investor will have the right (but not the obligation), pursuant to Section 9.1(iii) below, to terminate this Agreement.

5.

CONDITIONS TO THE INVESTOR’S OBLIGATION AT CLOSING.  The obligation of the Investor to purchase the Newly Issued Shares and the Warrant at the Closing is subject to the fulfillment to the Investor’s satisfaction on or prior to the Closing of the following conditions:

5.1.

REPRESENTATIONS AND WARRANTIES.  The representations and warranties made by the Company in Section 2 hereof shall be true and correct when made, and shall be true and correct as of the Closing with the same force and effect as if they had been made on and as of such date, subject to changes contemplated by this Agreement.

5.2.

COVENANTS.  The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

5.3.

SECURITIES LAWS.  The offer and sale of the Newly Issued Shares and the Warrant to the Investor pursuant to this Agreement shall be exempt from the registration requirements of the Act and qualification requirements of all applicable state securities laws.

5.4.

AUTHORIZATIONS.  All authorizations, approvals or permits, if any, of any governmental authority or regulatory body, including the approval by the American Stock Exchange of the AMEX Application, that are required in connection with the lawful issuance and sale of the Newly Issued Shares and the Warrant pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing.

5.5.

ABSENCE OF GOVERNMENTAL OR OTHER OBJECTION.  There shall be no pending or threatened lawsuit challenging the transaction contemplated by this Agreement by any body or agency of the federal, state or local government or by any third party, and the consummation of the transaction contemplated by this Agreement shall not have been enjoined by a court of competent jurisdiction as of the Closing.

5.6.

NO MATERIAL ADVERSE CHANGE.  From the date hereof until the Closing Date, there shall have occurred no material adverse effect on the Company’s business, financial condition or results of operations.

5.7.

DELIVERY OF SHARE CERTIFICATE AND WARRANT.  On the Closing Date, the Company shall have delivered, or shall have caused to be delivered, to the Investor one or more certificates representing the Newly Issued Shares and the Warrant.

5.8.

NO ACTION.  No action shall have been taken, and no statute, rule, regulation or order shall have been promulgated, enacted, entered, enforced or deemed applicable to the transactions contemplated hereby by any federal, state or foreign government or governmental authority or by any court, domestic or foreign, including the entry of a preliminary or permanent injunction, which would make the transactions contemplated hereby illegal.

6.

CONDITIONS TO THE OBLIGATIONS OF THE COMPANY AT CLOSING.  The obligation of the Company to sell the Newly Issued Shares and the Warrant at the Closing is subject to the fulfillment to the satisfaction of the Company, on or prior to the Closing, of the following conditions:

6.1.

REPRESENTATIONS AND WARRANTIES.  The representations and warranties of the Investor contained in Section 3 hereof shall be true as of the Closing with the same force and effect as if they had been made on and as of such date, subject to changes contemplated by this Agreement.

6.2.

SECURITIES LAWS.  The offer and sale of the Newly Issued Shares and the Warrant to the Investor pursuant to this Agreement shall be exempt from the registration requirements of the Act and the qualification requirements of all applicable state securities laws.

6.3.

AUTHORIZATIONS.  All authorizations, approvals or permits, if any, of any governmental authority or regulatory body, including approval by the American Stock Exchange of the AMEX Application, that are required in connection with the lawful issuance and sale of the Newly Issued Shares and the Warrant pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing.

6.4.

ABSENCE OF GOVERNMENTAL OR OTHER OBJECTION.  There shall be no pending or threatened lawsuit challenging the transaction by any body or agency of the federal, state or local government or by any third party, and the consummation of the transaction shall not have been enjoined by a court of competent jurisdiction as of the Closing.

6.5.

PAYMENT OF PURCHASE PRICE.  The Investor shall have delivered to the Company the purchase price for the Newly Issued Shares and the Warrant as set forth in Section 1.1.

7.

INDEMNIFICATION.

7.1

The Company hereby agrees to indemnify and hold the Investor harmless from and against any and all liabilities, losses, claims, costs, expenses, damages and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to such liabilities, losses, claims, costs, expenses, damages and judgments) (collectively, the “Losses”) resulting from or arising out of any breach of any representation, warranty, or non-performance of any covenant or agreement on the part of the Company contained in this Agreement or in any statement or certificate furnished or to be furnished by the Company pursuant hereto or in connection with the transactions contemplated hereby; and

7.2

Investor hereby agrees to indemnify and hold the Company, its officers, directors, employees and agents and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act harmless from and against any and all Losses resulting from or arising out of any breach of any representation, warranty, or non-performance of any covenant or agreement on the part of Investor contained in this Agreement or in any statement or certificate furnished or to be furnished by Investor pursuant hereto or in connection with the transactions contemplated hereby.

7.3

In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 7.1 or 7.2 (the “Indemnified Party”), the Indemnified Party shall promptly notify the person against whom such indemnity may be sought (the “Indemnifying Party”) in writing.  A delay in giving notice shall only relieve the Indemnifying Party of liability to the extent the Indemnifying Party suffers actual prejudice because of the delay.  The Indemnifying Party shall have the right, at its option and expense, to participate in the defense of such a proceeding or claim, but not to control the defense, negotiation or settlement thereof, which control shall at all times rest with the Indemnified Party, unless the proceeding or claim involves only money damages, not an injunction or other equitable relief, and unless the Indemnifying Party:

(a)

irrevocably acknowledges in writing complete responsibility for and agrees to indemnify the Indemnified Party, and

(b)

furnishes satisfactory evidence of the financial ability to indemnify the Indemnified Party,

in which case the Indemnifying Party may assume such control through counsel of its choice and at its expense, but the Indemnified Party shall continue to have the right to be represented, at its own expense, by counsel of its choice in connection with the defense of such a proceeding or claim.  If the Indemnifying Party does not assume control of the defense of such a proceeding or claim, (i) the entire defense of the proceeding or claim by the Indemnified Party, (ii) any settlement made by the Indemnified Party, and (iii) any judgment entered in the proceeding or claim shall be deemed to have been consented to by, and shall be binding on, the Indemnifying Party as fully as though it alone had assumed the defense thereof and a judgment had been entered in the proceeding or claim in the amount of such settlement or judgment, except that the right of the Indemnifying Party to contest the right of the Indemnified Party to indemnification under the Agreement with respect to the proceeding or claim shall not be extinguished.  If the Indemnifying Party does assume control of the defense of such a proceeding or claim, it will not, without the prior written consent of the Indemnified Party settle the proceeding or claim or consent to entry of any judgment relating thereto which does not include as an unconditional term thereof the giving by the claimant to the Indemnified Party a release from all liability in respect of the proceeding or claim.  The Parties hereto agree to cooperate fully with each other in connection with the defense, negotiation or settlement of any such proceeding or claim.

8.

INTENTIONALLY OMITTED.

9.

MISCELLANEOUS.

9.1.

TERMINATION.  This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by the mutual written consent of the Company and the Investor at any time, (ii) by either the Company or the Investor, if the transactions contemplated hereby have not been consummated prior to May 31, 2007; (iii) by either the Company or the Investor, upon 30 days written notice to the other, if the non-terminating party is in material breach of this Agreement and does not cure such breach within such 30 days of receiving detailed written notice thereof, provided that the party seeking to terminate is not in material breach or default of this Agreement; or (iv) by the Company if the American Stock Exchange fails to approve the AMEX Application or requires the Company to seek shareholder approval of the purchase and sale of the Newly Issued Shares and the Warrant.  In the event of such termination and abandonment, neither the Company nor the Investor (nor the Company’s directors or officers) shall have any liability or further obligations to any other party to this Agreement, except that nothing herein will relieve any party from liability for any willful breach of this Agreement.

9.2

GOVERNING LAW.  This Agreement shall be governed in all respects by the laws of British Columbia as applied to agreements among the residents of British Columbia entered into and to be performed entirely within British Columbia, without regard to the conflict of law provisions thereof.

9.3.

SURVIVAL; ADDITIONAL SECURITIES.  The representations and warranties set forth in Sections 2 and 3 shall survive until the Closing.  Any new, substituted or additional securities which are by reason of any stock split, stock dividend, recapitalization or reorganization distributed with respect to the Newly Issued Shares shall be immediately subject to the covenants and agreements set forth in this Agreement to the same extent the Newly Issued Shares are at such time covered by such provisions.

9.4.

SUCCESSORS AND ASSIGNS.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the respective successors and assigns of the Parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the Parties or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.  This Agreement may not be assigned, except with the consent of the non-assigning parties to it.

9.5.

ENTIRE AGREEMENT.  This Agreement constitutes the entire understanding and agreement among the Parties with regard to the subject matter hereof.

9.6.

NOTICES.  Except as otherwise provided, all notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (i) five days after deposit with the U.S. postal service or other applicable postal service, if delivered by first class mail, postage prepaid, (ii) upon delivery, if delivered by hand, (iii) one business day after the day of deposit with Federal Express or similar overnight courier, freight prepaid, if delivered by overnight courier or (iv) one business day after the day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed, (a) if to the Investor, at the Investor’s address set forth below, or at such other address as the Investor shall have furnished to the Company in writing, or (b) if to the Company, at the address as set forth below or at such other address as the Company shall have furnished to the Investor in writing:

If to the Company:

Ableauctions.com, Inc.

Suite 200 – 1963 Lougheed Highway

Coquitlam, British Columbia V3K 3T8

Attn:  President

Facsimile Number:  (604) 521-4911

If to the Investor:

Abdul Ladha

Facsimile Number:  (604) 521-4911

9.7.

AMENDMENTS AND WAIVERS.  Any term of this Agreement may be amended and the observance of any term of the Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Parties.

9.8.

EXPENSES.  Irrespective of whether the Closing is affected, the Company and the Investor shall each bear their own legal and other expenses with respect to the transaction.

9.9.

TITLES AND SUBTITLES.  The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

9.10.

COUNTERPARTS.  This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one instrument.  Facsimile signatures shall be considered original, legal and binding signatures.

9.11

PUBLICITY.  All public announcements relating to this Agreement or the transactions contemplated hereby will be made only as may be agreed upon by the Company and the Investor or as required by applicable law.  If public disclosure or notice is required by applicable law the disclosing party will use its best efforts to give the other prior written notice of the disclosure to be made.

9.12.

SEVERABILITY.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year hereinabove first written.

INVESTOR:

/s/ Abdul Ladha

Abdul Ladha

COMPANY:

Ableauctions.com, Inc.

By:/s/Abdul Ladha

      Abdul Ladha, Chief Executive Officer

Exhibit 10.2

WARRANT AGREEMENT

WARRANT AGREEMENT (this “Agreement”) dated as of April 9, 2007, between Ableauctions.com, Inc., a Florida corporation (the “Company”), and Abdul Ladha, an individual (the “Investor”).

W I T N E S S E T H:

WHEREAS, the Company proposes to issue to the Investor warrants (“Warrants”) to purchase up to an aggregate of 8,823,525 shares (the “Shares”) of common stock of the Company, par value $0.001 per share (the “Common Stock”); and

WHEREAS, the Warrants issued pursuant to this Agreement are being issued by the Company to the Investor in conjunction with the execution of that certain Securities Purchase Agreement of even date herewith between the Company and the Investor;

NOW, THEREFORE, in consideration of the foregoing premises, the agreements herein set forth and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Grant.  The Investor is hereby granted the right to purchase, at any time from April 9, 2007 until 5:00 p.m. Pacific time on April 9, 2017 (the “Warrant Exercise Term”), up to an aggregate of 8,823,525 Shares at the exercise price (subject to adjustment as provided in Section 7 hereof) of $0.20 per Share.

2.

Warrant Certificates.  The warrant certificates (the “Warrant Certificates”) delivered and to be delivered pursuant to this Agreement shall be in the form set forth as Exhibit A attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions and other variations as required or permitted by this Agreement.

3.

Exercise of Warrants.  The Warrants are exercisable at a price of $0.20 per Share, payable in cash or by check to the order of the Company, or any combination of cash or check, subject to adjustment as provided in Section 7 hereof.  Upon surrender of the Warrant Certificate with the duly executed Form of Election to Purchase in the form set forth on Exhibit B attached hereto and made a part hereof, together with payment of the Exercise Price (as hereinafter defined) for the Shares purchased at the Company’s principal offices, currently located at 1963 Lougheed Highway, Suite 200, Coquitlam, British Columbia, the registered holder of a Warrant Certificate (“Holder” or “Holders”) shall be entitled to receive a certificate or certificates for the Shares so purchased.  The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder thereof, in whole or in part (but not as to fractional shares of the Common Stock underlying the Warrants).  In the case of the purchase of less than all the Shares purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Shares purchasable thereunder.

4.

Issuance of Certificates.

4.1

Issuance.  Upon the exercise of the Warrants, the issuance of certificates for the Shares shall be made forthwith (and in any event within 5 business days thereafter) without any charge to the Holder thereof including, without limitation, any tax (other than income taxes) which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Section 5 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

4.2

Form of Certificates.  The Warrant Certificates and certificates representing the Shares shall be executed on behalf of the Company by such officer or officers as are permitted or required to execute such certificates on behalf of the Company by the Company’s by-laws and applicable law.  Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

i.

The Warrant Certificates shall bear a legend substantially similar to the following:

NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN EXEMPTION THEREFROM.  ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO APPLICABLE STATE SECURITIES LAWS.

THIS CERTIFICATE IS ISSUED SUBJECT TO THE PROVISIONS OF A WARRANT AGREEMENT DATED AS OF APRIL 9, 2007, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, AND ANY TRANSFEREE OF THIS CERTIFICATE OR OF THE SHARES ISSUABLE UPON EXERCISE OF IT SHALL BE BOUND BY THE PROVISIONS OF SAID AGREEMENT, A COPY OF WHICH IS ON FILE WITH, AND AVAILABLE FROM, THE SECRETARY OF THE COMPANY.

ii.

Upon exercise of the Warrants, in part or in whole, certificates representing the Shares issued upon such exercise shall bear a legend substantially similar to the following:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN EXEMPTION THEREFROM.  ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO APPLICABLE STATE SECURITIES LAWS.

THIS CERTIFICATE IS ISSUED SUBJECT TO THE PROVISIONS OF A WARRANT AGREEMENT DATED AS OF APRIL 9, 2007, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, AND ANY TRANSFEREE OF THIS CERTIFICATE SHALL BE BOUND BY THE PROVISIONS OF SAID AGREEMENT, A COPY OF WHICH IS ON FILE WITH, AND AVAILABLE FROM, THE SECRETARY OF THE COMPANY.

5.

Restriction on Transfer of Warrants.  The Holder of a Warrant Certificate, by its acceptance thereof, covenants and agrees that the Warrants are being acquired, and any Shares will be acquired, as an investment and not with a view to the distribution thereof, and that the Warrants and Shares may not be sold, transferred, assigned, hypothecated or otherwise disposed of, in whole or in part, except pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Act”) or an applicable exemption from the registration requirements thereof.  In connection with the transfer or exercise of Warrants, the transferee and Holder must agree to execute any documents which may be reasonably required by counsel to the Company to comply with the provisions of the Act and applicable state securities laws.

6.

Price.

6.1

Initial and Adjusted Exercise Price.  The initial exercise price of each Warrant shall be $0.20 per Share.  The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Section 7 hereof.

6.2

Exercise Price.  The term “Exercise Price” herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context.

7.

Adjustments of Exercise Price and Number of Shares.  If outstanding shares of the Company’s Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Exercise Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced.  If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased.  When any adjustment is required to be made in the Exercise Price, the number of Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Exercise Price in effect immediately prior to such adjustment, by (ii) the Exercise Price in effect immediately after such adjustment.

8.

Exchange and Replacement of Warrant Certificates.

8.1

Exchange.  Each Warrant Certificate is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.

8.2

Replacement.  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

9.

Elimination of Fractional Interests.  The Company shall not be required to issue certificates representing fractions of shares of Common Stock and shall not be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock.

10.

Reservation and Listing of Securities.  The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock as shall be issuable upon the exercise thereof.  The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price thereof, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any shareholder.

11.

Notices to Warrant Holders.  Nothing contained in this Agreement shall be construed as conferring upon the Holder or Holders the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company.

12.

Notices.  All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, telecopied or mailed by registered or certified mail, return receipt requested:

(a)

If to a registered Holder of the Warrants, to the address of such Holder as shown on the books of the Company; or

(b)

If to the Company, to the address set forth in Section 3 of this Agreement or to such other address as the Company may designate by notice to the Holders.

13.

Supplements and Amendments.  The Company and the Investor may from time to time supplement or amend this Agreement in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Investor may deem necessary or desirable.

14.

Successors.  All the covenants and provisions of this Agreement by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder.

15.

Termination.  This Agreement shall terminate at 5:00 p.m. Pacific time on April 9, 2017.

16.

Governing Law.  This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of British Columbia as applied to agreements among British Columbia residents entered into and to be performed entirely within British Columbia, without regard to the conflict of law provisions thereof.

17.

Benefits of This Agreement.  Nothing in this Agreement shall be construed to give to any person or corporation, other than the Company and the Investor and any other registered holder or holders of the Warrant Certificates, Warrants or the Shares, any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and the Investor and any other holder or holders of the Warrant Certificates, Warrants or the Shares.

18.

Preservation of Rights.  The Company will not, by amendment of its articles of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement or the Warrants or the rights represented hereby or thereby, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holders of the Warrants against dilution or other impairment.

19.

Counterparts.  This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be duly executed, as of the day and year first above written.

COMPANY

ABLEAUCTIONS.COM, INC.

By:/s/ Abdul Ladha

Name:  Abdul Ladha

Title:  Chief Executive Officer and President

INVESTOR:

/s/ Abdul Ladha

Abdul Ladha

EXHIBIT A

NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN EXEMPTION THEREFROM.  ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO APPLICABLE STATE SECURITIES LAWS.

THIS CERTIFICATE IS ISSUED SUBJECT TO THE PROVISIONS OF A WARRANT AGREEMENT DATED AS OF APRIL 9, 2007, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, AND ANY TRANSFEREE OF THIS CERTIFICATE OR OF THE SHARES ISSUABLE UPON EXERCISE OF IT SHALL BE BOUND BY THE PROVISIONS OF SAID AGREEMENT, A COPY OF WHICH IS ON FILE WITH, AND AVAILABLE FROM, THE SECRETARY OF THE COMPANY.

EXERCISABLE ON OR BEFORE

5:00 P.M., PACIFIC TIME, APRIL 9, 2017

No. AB-1

8,823,525 Warrants

WARRANT CERTIFICATE

This Warrant Certificate certifies that Abdul Ladha or his registered assigns is the registered holder of 8,823,525 Warrants to purchase, at any time from April 9, 2007 until 5:00 p.m. Pacific time on April 9, 2017 (“Expiration Date”) up to seven million eight hundred ninety-four thousand seven hundred thirty-seven (8,823,525) shares (“Shares”) of fully-paid and nonassessable common stock, par value $0.001 per share (“Common Stock”), of Ableauctions.com, Inc., a Florida corporation (the “Company”), at the initial exercise price, subject to adjustment in certain events (the “Exercise Price”), of $0.20 per Share upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the warrant agreement dated as of April 9, 2007 (“Warrant Agreement”) between the Company and Abdul Ladha.  Payment of the Exercise Price may be made in cash, by certified or official bank check in immediately available funds payable to the order of the Company, or any combination of cash or check.

No Warrant may be exercised after 5:00 p.m. Pacific time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to as a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the Holders (the words “Holders” or “Holder” meaning the registered holders or registered holder) of the Warrants.

The Warrant Agreement provides that upon the occurrence of certain events, the Exercise Price and/or number of the Company’s securities issuable thereupon may, subject to certain conditions, be adjusted.  In such event, the Company will, at the request of the Holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the Holder as set forth in the Warrant Agreement.

Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection therewith.

Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the Holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

The Company may deem and treat the registered Holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the Holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated: April 9, 2007

ABLEAUCTIONS.COM, INC.

By:/s/ Abdul Ladha

Name:  Abdul Ladha

Title:  Chief Executive Officer and President

EXHIBIT B

FORM OF ELECTION TO PURCHASE

The undersigned registered owner of the attached Warrant Certificate hereby irrevocably elects to exercise the right, represented by such Warrant Certificate, to purchase _______ Shares and herewith tenders in payment for such Shares cash or a certified or official bank check payable in immediately available funds to the order of Ableauctions.com, Inc. in the amount of $_______ all in accordance with Section 3.1 of the Warrant Agreement.

Dated:

Name of Registered Owner

Signature of Registered Owner

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant Certificate.)

Street Address

City, State, Zip

IRS Identification Number/Social Security Number

EXHIBIT C

FORM OF ASSIGNMENT

(To be executed by the registered Holder if such Holder desires to transfer the Warrant Certificate.)

FOR VALUE RECEIVED, the undersigned registered owner of the attached Warrant Certificate hereby sells, assigns and transfers unto the Assignee named below all of the rights, title and interest therein of the undersigned under the within Warrant, with respect to the number of shares of Common stock set forth below:

NAME OF ASSIGNEE	ADDRESS	NUMBER OF SHARES

and does hereby irrevocably constitute and appoint __________________________, Attorney, to transfer the within Warrant on the books of Ableauctions.com, Inc., maintained for the purpose, with full power of substitution in the premises.  The undersigned understand that compliance with the provisions of the Warrant is necessary to effect any assignment or transfer.

Dated:

Signature of Registered Owner

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant Certificate.)

Name of Registered Owner

IRS Identification Number/Social Security Number